UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 4, 2022
Corteva, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38710	82-4979096
(State or other jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

9330 Zionsville Road,
Indianapolis, Indiana 46268
974 Centre Road Road,
Wilmington, Delaware 19805
(Address of principal executive offices)(Zip Code)

(833) 267-8382
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition
    On August 4, 2022, Corteva, Inc. (the "Company") announced its consolidated financial results for the quarter ended June 30, 2022. A copy of the Company’s press release and financial statement schedules are furnished herewith on Form 8-K as Exhibits 99.1 and 99.2, respectively. The information contained in this report, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. In addition, the information contained in this report shall not be deemed to be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 2.05     Costs Associated with Exit or Disposal Activities
In connection with the company’s shift to a global business unit model, the company has assessed its business priorities and operational structure to maximize the customer experience and deliver on growth and earnings potential. As a result of this assessment, the company has committed to restructuring actions that, combined with the impact of the company’s separate announcement to withdraw from Russia (“Russia Exit”) (collectively the “2022 Restructuring Actions”), has resulted in total pre-tax restructuring and other charges during the three and six months ended June 30, 2022 of $56 million recognized in restructuring and asset related charges - net in the interim Consolidated Statement of Operations. The company also recorded pre-tax charges to other income - net in the interim Consolidated Statement of Operations, relating to the exit of a non-strategic asset of $5 million.

The total pre-tax restructuring and other charges included $38 million associated with the Russia Exit. The company also recorded other pre-tax charges associated with the Russia Exit to cost of goods sold and other income – net in the interim Consolidated Statement of Operations, relating to inventory write-offs of $1 million and settlement costs of $6 million, respectively. Additional pre-tax charges up to $30 million associated with the Russia Exit are possible, primarily associated with government receivables and inventory.

On August 3, 2022, the Company's management committed to additional restructuring actions, excluding the Russia Exit, through June 2023 and expects to record total pre-tax restructuring and other charges relating to the 2022 Restructuring Actions of $295 million to $350 million, comprised of $85 million to $95 million of severance and related benefit costs, $150 million to $165 million of asset related charges, $40 million to $55 million of costs related to contract terminations (including early lease terminations) and $20 million to $35 million of other charges.

Future cash payments related to these charges are anticipated to be $180 million to $210 million, primarily related to the payment of severance and related benefits, contract terminations and other charges. The restructuring actions associated with these charges are expected to be substantially complete in 2023.

Cautionary Statement About Forward-Looking Statements
This report contains certain estimates and forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and may be identified by their use of words like “plans,” “expects,” “will,” “anticipates,” “believes,” “intends,” “projects,” “estimates,” “outlook,” or other words of similar meaning. All statements that address expectations or projections about the future, including statements about Corteva’s financial results or outlook; strategy for growth, product development, regulatory approvals, market position; capital allocation strategy; liquidity; environmental, social and governance (“ESG”) targets and initiatives; the anticipated benefits of acquisitions, restructuring actions, or cost savings initiatives; and the outcome of contingencies, such as litigation and environmental matters are forward-looking statements.

Forward-looking statements and other estimates are based on certain assumptions and expectations of future events which may not be accurate or realized. Forward-looking statements and other estimates also involve risks and uncertainties, many of which are beyond Corteva’s control. While the list of factors presented below is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Corteva’s business, results of operations and financial condition. Some of the important factors that could cause Corteva’s actual results to differ materially from those projected in any such forward-looking statements include: (i) failure to successfully develop and commercialize Corteva’s pipeline; (ii) failure to obtain or maintain the necessary regulatory approvals for some of Corteva’s products; (iii) effect of the degree of public understanding and acceptance or perceived public acceptance of Corteva’s biotechnology and other agricultural products; (iv) effect of changes in agricultural and related policies of governments and international organizations; (v) effect of competition and consolidation in Corteva’s industry; (vi) effect of competition from manufacturers of generic products; (vii) costs of complying with evolving regulatory requirements and the effect of actual or alleged violations of environmental laws or permit requirements; (viii) effect of climate change and unpredictable seasonal and weather factors; (ix) failure to comply with competition and antitrust laws; (x) competitor’s establishment of an intermediary platform for distribution of Corteva's products; (xi) impact of Corteva's dependence on third parties with respect to certain of its raw materials or licenses and commercialization; (xii) effect of industrial espionage and other disruptions to Corteva’s supply chain, information technology or network systems; (xiii) effect of volatility in Corteva’s input costs; (xiv) failure to raise capital through the capital markets or short-term borrowings on terms acceptable to Corteva; (xv) failure of Corteva’s customers to pay their debts to Corteva, including customer financing programs; (xvi) increases in pension and other post-employment benefit plan funding obligations; (xvii) risks related to environmental litigation and the indemnification obligations of legacy EID liabilities in connection with the separation of Corteva; (xiii) risks related to Corteva’s global operations; (xix) failure to effectively manage acquisitions, divestitures, alliances, restructurings, cost savings initiatives, and other portfolio actions; (xx) capital markets sentiment towards ESG matters; (xxi) risks related to COVID-19; (xxii) Corteva’s ability to recruit and retain key personnel; (xxiii) Corteva’s intellectual property rights or defend against intellectual property claims asserted by others; (xxiv) effect of counterfeit products; (xxv) Corteva’s dependence on intellectual property cross-license agreements; (xxvi) other risks related to the Separation from DowDuPont; and (xxvii) risks related to the Russia and Ukraine military conflict.

Additionally, there may be other risks and uncertainties that Corteva is unable to currently identify or that Corteva does not currently expect to have a material impact on its business. Where, in any forward-looking statement or other estimate, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of Corteva’s management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. Corteva disclaims and does not undertake any obligation to update or revise any forward-looking statement, except as required by applicable law. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements and estimates is included in the "Risk Factors" section of Corteva's 2021 Annual Report on Form 10-K, as modified by subsequent quarterly reports on Form 10-Q and Current Reports on Form 8-K.

Item 9.01     Financial Statements and Exhibits

(d)    Exhibits.

99.1	Press Release dated August 4, 2022
99.2	Financial Statement Schedules dated August 4, 2022
104	The cover page from the Company’s Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTEVA, INC.
(Registrant)

/s/ Brian Titus
Brian Titus
Vice President and Controller

August 4, 2022